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                                                                    EXHIBIT 10.1

                              RAINBOW RENTALS, INC.

                             1998 STOCK OPTION PLAN



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
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                                          TABLE OF CONTENTS

Purpose of the Plan...............................................................................................3
Definitions.......................................................................................................3
Administration of the Plan........................................................................................7
Shares Subject to the Plan........................................................................................8
Limit on Fair Market Value of Incentive Stock Options.............................................................8
Participants to Whom Options May Be Granted.......................................................................9
Stock Options.....................................................................................................9
Exercise Rights Under Option.....................................................................................12
Rights of Option Holders.........................................................................................12
Transferability of Options.......................................................................................13
Date of Grant....................................................................................................13
Adjustments Upon Changes in Capitalization.......................................................................13
Termination of Options Upon Change in Control....................................................................13
Option Agreement.  ..............................................................................................14
Withholding for Taxes.  .........................................................................................14
Amendment of the Plan............................................................................................14
Delivery of Shares on Exercise...................................................................................15
Fees and Costs...................................................................................................15
Other Provisions.................................................................................................15
Law to Govern....................................................................................................15
Effectiveness of the Plan........................................................................................15


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                              RAINBOW RENTALS, INC.
                             1998 STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN. This Rainbow Rentals, Inc. 1998 Stock Option Plan is intended to promote the interests of the Company and its shareholders. The purposes of the Plan are to encourage directors, officers, employees and consultants of the Company and other persons providing key services to the Company to acquire or increase their proprietary interest in the Company by further identifying their interests with those of other shareholders through compensation based on the Company's Common Shares, to provide incentive compensation opportunities that are competitive with those of similar companies, to foster in participants a strong motivation to put forth maximum effort for the continued success and growth of the Company, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future.

         2. DEFINITIONS. When used herein, the following terms shall have the meanings set forth below:

                  2.1 "Affiliate" means, with respect to any specified person or entity, a person or entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the person or entity specified.

                  2.2 "Board" means the Board of Directors of the Company.

                  2.3 A "Change in Control" shall have occurred if at any time, or from time to time, after the date of adoption of this Plan, any of the following events occurs:

                           (a) a report is filed with the Securities and
                  Exchange Commission (the "SEC") on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any "person" (as the term "person" is used in Section 13(d) or Section 14(d)(2) of the Exchange Act) is or has become a beneficial owner, directly or indirectly, in one transaction or a series of transactions, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; PROVIDED, HOWEVER, that the term "person" shall not include (i) any "affiliate" of the Company (as the term "affiliate" is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) or any individual who is considered to own stock of the Company owned, directly or indirectly, by such an "affiliate" under the rules of Section 267(c)(2) of the Code or (ii) any person or persons who owned 30% or more of the combined voting power of the Company's securities at the time of adoption of this Plan;


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                           (b) the Company files a report or proxy statement
                  with the SEC pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

                           (c) the Company is merged or consolidated with
                  another corporation and, as a result thereof, securities representing less than 50% of the combined voting power of the surviving or resulting corporation's securities (or of the securities of a parent corporation in case of a merger in which the surviving or resulting corporation becomes a wholly-owned subsidiary of the parent corporation) are owned in the aggregate by holders of the Company's securities immediately prior to such merger or consolidation;

                           (d) during any period of 24 consecutive months,
                  individuals who were Directors of the Company at the beginning of such period cease for any reason to constitute at least a majority of the Company's Board; PROVIDED, HOWEVER, that a person shall not be considered to be a new Director if that person is nominated or elected as a Director by a vote of at least two-thirds of the Directors of the Company who were Directors at the beginning of such 24 month period;

                           (e) there is a sale, lease, exchange or other
                  transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company; or

                           (f) the shareholders of the Company shall approve any
                  plan or proposal for the liquidation or dissolution of the Company.

                  Notwithstanding anything in this Section 2.3 to the contrary, an event or occurrence (or a series of events or occurrences) which would otherwise constitute a Change in Control under the foregoing shall not constitute a Change in Control for purposes of this Plan if the Board, by majority vote, determines that a Change in Control does not result therefrom; but only if Continuing Directors constitute a majority of the directors voting in favor of such determination. Further, an event or occurrence (or a series of events or occurrences) which would not otherwise constitute a Change in Control under the foregoing shall be deemed to constitute a Change in Control for purposes of this Plan if the Board, by majority vote, determines that a Change in Control does result therefrom; but only if Continuing Directors constitute a majority of the directors voting in favor of such determination. A determination by Directors under the provisions of this paragraph shall be made solely for purposes of this Plan and shall not directly or indirectly affect any determination or analysis of whether a Change in Control results for any other purpose. Any


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determination made with respect to whether a Change in Control results for purposes of any other plan or agreement of the Company shall have no effect for purposes of this Plan.

                  2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

                  2.5 "Committee" means the Compensation Committee of the Board or any other committee appointed by the Board whose members meet the requirements for eligibility to serve as set forth in Section 3 of this Plan and which is invested by the Board with responsibility for the administration of this Plan; PROVIDED, HOWEVER, that only those members of the Compensation Committee of the Board who participate in decisions relative to Options under this Plan shall be deemed to be part of the "Committee" for purposes of this Plan.

                  2.6 "Company" means Rainbow Rentals, Inc., an Ohio corporation, collectively with its Subsidiaries, where consistent with the context.

                  2.7 "Continuing Director" shall mean a member of the Board who either was a member of the Board on the date of the adoption of this Plan or who subsequently became a director of the Company and whose initial appointment, election or nomination for election by the Company's shareholders subsequent to such date was approved by a vote of two-thirds of the Continuing Directors then on the Board.

                  2.8 "Directors" means members of the Company's Board.

                  2.9 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

                  2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

                  2.11 "Employee" or "Employees" means any key employee or employees of the Company, including any individual employed by the Company who is also a member of the Board.

                  2.12 "Fair Market Value" means, except as otherwise determined by the Committee, with respect to the Shares, the closing sales price for the Shares as reported on the national securities exchange on which the Shares are traded, or, if applicable, as reported on the Nasdaq National Market, on the date for which the determination of fair market value is


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made, or if there are no sales of Shares on that date, then on the next preceding date on which there were any sales of Shares. If the Shares are not or cease to be traded on a national securities exchange or on the Nasdaq National Market, the "Fair Market Value" of Shares shall be determined in the manner prescribed by the Committee.

                  2.13 "Incentive Stock Option" means an Option meeting the requirements and containing the limitations and restrictions set forth in
Section 422 of the Code or any successor provision.

                  2.14 "Non-Employee Director" means a person who is a member of the Board and who is not an Employee of the Company or an Affiliate of the Company.

                  2.15 "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

                  2.16 "Option" means the right to purchase, at a price and for a term fixed by the Committee in accordance with this Plan, and subject to such other limitations and restrictions as this Plan and the Committee impose, the number of Shares specified by the Committee.

                  2.17 "Option Agreement" means a written agreement in such form as may from time to time be hereafter approved by the Committee, which Option Agreement shall set forth the terms and conditions of an Option under this Plan, and be duly executed by the Company and the Participant.

                  2.18 "Parent" means any corporation, other than the employer corporation of a Participant, in an unbroken chain of corporations ending with the employer corporation of a Participant if each of the corporations other than such employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  2.19 "Participant" means directors (including Non-Employee Directors), officers (including officers who are Directors), employees and consultants of the Company or a Subsidiary and any person providing key services to the Company or a Subsidiary.

                  2.20 "Plan" means the Company's 1998 Stock Option Plan.

                  2.21 "Regulation T" means Part 220, Chapter II, Title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.


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                  2.22 "Rule 16b-3" means Rule 16b-3 of the General Rules and
Regulations of the Exchange Act, as effective August 15, 1996, as amended from time to time thereafter and as it may hereafter be amended or replaced.

                  2.23 "Share" or "Shares" means Common Shares, without par value, of the Company or, if by reason of the adjustment provisions contained herein, any rights under an Option under this Plan pertaining to any other security, such other security.

                  2.24 "Subsidiary" or "Subsidiaries" means any corporation other than the employer corporation of the Participant in an unbroken chain of corporations beginning with the employer corporation of the Participant if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  2.25 "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise an Option by transfer, bequest or inheritance or by reason of the death of the Participant.

                  2.26 "Term" means the period during which a particular Option may be exercised.

                  3. ADMINISTRATION OF THE PLAN. The Board shall appoint the Committee, which shall consist of not less than three (3) members of the Board, a majority of whom meet both the definition of a "non-employee director" as defined in Rule 16b-3, as well as the definition of an "outside director" pursuant to Treasury Regulations promulgated under Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee shall have full authority, in its sole and absolute discretion, to determine the Participants to whom Options shall be granted, the time or times of receipt of Options, the number of Shares to be covered by each of the Options, and the terms and provisions (including vesting schedule, performance criteria and restrictions on exercise) of the Option Agreements by which Options shall be evidenced; to amend or cancel Options (subject to Section 17 of the Plan); to accelerate the vesting of Options; to require the cancellation or surrender of any Options or any other awards previously granted under any other plans of the Company as a condition to the granting of an Option; to interpret the Plan; to determine the requirements with respect to the transferability of Options; and to prescribe, amend, and rescind rules and regulations relating to it, and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Options hereunder. The construction and interpretation by the Committee of any provision of the Plan or any Option Agreement delivered pursuant to the Plan and any determination by the Committee pursuant to any provision of the Plan or any Option Agreement delivered pursuant to the Plan shall be final and conclusive. The Board may, from time to time, appoint members to the Committee in substitution for or in addition


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to members previously appointed and may fill vacancies, however caused, in the
Committee. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. In addition, the Committee may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee and the Committee may delegate to one or more employees, agents or officers of the Company, or to one or more third party consultants, accountants, lawyers or other advisors, such ministerial duties related to the operation of the Plan as it may deem appropriate. No member of the Committee shall be liable in the absence of bad faith, for any act or omission with respect to such member's service on the Committee. The Committee shall from time to time adopt policies and procedures applicable to Options that will govern the rights of Participants and Successors in the event of death, disability, or retirement of Participants or upon the occurrence of any other event determined by the Committee, in its sole and absolute discretion, to be appropriate. The Committee shall have authority to define disability and retirement and other similar terms, and the Committee's policies and procedures may differ with respect to Options granted at different times. Notwithstanding the foregoing, the Committee may delegate to the Chief Executive Officer ("CEO") the authority to grant Options to non-executive officers of the Company; provided that the CEO may not grant Options for more than 5,000 shares to any individual in any 12-month period and the terms of the Option (vesting, exercise price et al) may not be more favorable than the terms of Options previously granted by the Committee.

         4. SHARES SUBJECT TO THE PLAN. There will be reserved for use, upon the exercise of Options to be granted from time to time under the Plan an aggregate of Four Hundred Thousand (400,000) Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, issued Shares which shall have been reacquired by the Company, or Shares acquired on the open market specifically for distribution under the Plan. Any Shares subject to issuance upon exercise of an Option, but which are not issued because of a surrender, lapse, expiration, cancellation or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options under the Plan. Notwithstanding any other provision of the Plan, but subject to adjustment under Section 12, the maximum number of Shares that may be issued under the Plan pursuant to Incentive Stock
Options shall be    Shares.

         5. LIMIT ON FAIR MARKET VALUE OF INCENTIVE STOCK OPTIONS. In any calendar year, no Employee may be granted an Incentive Stock Option hereunder to the extent that the aggregate Fair Market Value (such Fair Market Value being determined as of the date of grant of the option in question), of the Shares with respect to which Incentive Stock Options first become exercisable by the Employee during any calendar year (under all such plans of the


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Employee's employer corporation, its Parent, if any, and its Subsidiaries, if any) exceeds the sum of One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, Options shall be taken into account in the order in which they were granted. Any Option granted under the Plan which is intended to be an Incentive Stock Option, but which exceeds the limitation set forth in this
Section 5, shall be a Non-Qualified Stock Option.

         6. PARTICIPANTS TO WHOM OPTIONS MAY BE GRANTED.

         6.1 EMPLOYEES, CONSULTANTS AND OTHER PERSONS PROVIDING KEY SERVICES. Options may be granted in each calendar year or portion thereof while the Plan is in effect to such of the Participants as the Committee, in its sole and absolute discretion, shall determine. In determining the Participants to whom Options shall be granted and the number of Shares subject to purchase under such Options, the Committee shall take into account the nature of services rendered by the respective Participants, their present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. Incentive Stock Options shall only be granted to Participants who are also Employees. The maximum number of Shares with respect to which any Participant may receive an
Option under this Plan shall be    Shares (taking into account for this purpose
any option previously granted to such Participant that has been canceled or repriced).

         6.2 NON-EMPLOYEE DIRECTORS. Non-Qualified Stock Options for [ ,000] Shares shall automatically be granted to each Non-Employee Director of the Company upon his or her initial election or appointment as a director of the Company; PROVIDED, HOWEVER, that any Non-Employee Director who was a director on the effective date of the Company's initial registration statement on Form S-1 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, shall automatically be granted Non-Qualified Stock Options to purchase [ ,000] Shares effective as of such date and, unless they expire earlier in accordance with the terms of this Plan, shall expire ten (10) years after grant. The Options granted to Non-Employee Directors shall become exercisable with respect to [twenty percent (20%)] of the total number of Shares subject to the Option one (1) year after the effective date of grant with the balance of the Option becoming exercisable in [twenty percent (20%)] increments on each of the next [four] anniversaries of such date.

         7. STOCK OPTIONS.

                  7.1 TYPES OF OPTIONS. Options granted under this Plan may be
(i) Incentive Stock Options, (ii) Non-Qualified Stock Options, or (iii) a combination of the foregoing. The Option Agreement shall designate whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option and separate Option Agreements shall be issued for each type of Option granted to a particular Participant. Any Option which is designated as a Non-Qualified


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Stock Option shall not be treated by the Company or the Participant to whom the
Option is granted as an Incentive Stock Option for federal income tax purposes.

                  7.2 OPTION PRICE.

                           (a) INCENTIVE STOCK OPTION. The option price per Share of any Incentive Stock Option granted under the Plan shall not be less than the Fair Market Value of the Shares covered by the Incentive Stock Option on the date the Incentive Stock Option is granted. Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is granted to an Employee who, at the time such Incentive Stock Option is granted, owns as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of:

                                    (i)     the Company; or

                                    (ii)    if applicable, a Subsidiary; or

                                    (iii)   if applicable, a Parent,

         the option price per Share of such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares covered by the Incentive Stock Option on the date the Incentive Stock Option is granted.

                           (b) NON-QUALIFIED STOCK OPTIONS. Unless otherwise determined by the Committee, in its sole and absolute discretion, the option price per Share of any Non-Qualified Stock Option granted under this Plan shall be equal to the Fair Market Value of the Shares covered by the Non-Qualified Stock Option on the date the Non-Qualified Stock Option is granted.

                  7.3 TERM OF OPTIONS. Options granted hereunder shall be exercisable for a Term of not more than ten (10) years from the date of grant, but shall be subject to earlier termination as hereinafter provided. Each Option Agreement issued hereunder shall specify the Term of the Option, which Term shall be determined by the Committee in accordance with its discretionary authority hereunder. In the event the Committee fails to specify the term of an Option, such option shall have a term of ten (10) years.

                  Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is granted to an Employee who, at the time such Incentive Stock Option is granted, owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of:


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                            (i)     the Company; or

                            (ii)    if applicable, a Subsidiary; or

                            (iii)   if applicable, a Parent,

then such Incentive Stock Option shall not be exercisable more than five (5) years from the date of grant, but shall be subject to earlier termination as hereinafter provided.

                  7.4 TERMINATION OF OPTIONS. Unless otherwise expressly provided in an Option Agreement with the Participant to whom an Option is granted, and then only in such instance, the following terms apply to Options granted under the Plan:

                           (a) TERMINATION OF UNVESTED OPTIONS. If the
                  employment of, or services to, the Company of a Participant to whom an Option shall have been granted under this Plan terminates, then to the extent any Option is not yet exercisable in accordance with its terms on the date notice is given either to or from the Company of termination of employment by or services to the Company, such Option shall terminate.

                           (b) IMMEDIATE TERMINATION OF ENTIRE OPTION. If the
                  employment of, or rendering services to, the Company of a Participant to whom an Option shall have been granted under this Plan terminates: (i) for any reason prior to the first date the Option becomes exercisable; (ii) as a result of such person's willful misconduct, gross negligence, or any other termination for cause; or (iii) as a result of the voluntary termination of employment or service by the Participant, then anything to the contrary herein notwithstanding, all such Options or portions of Options then held by such Participant shall terminate on the date notice is given either to or from the Company of termination of employment by or service to the Company; PROVIDED, HOWEVER, that in the event of a termination under clause (iii) above, the Committee may, but shall not be required to, allow the Participant to exercise the Option (to the extent exercisable on the date of termination) at any time within three months after the date of termination (but not beyond the original term of the Option). All factual determinations with respect to the termination of a Participant's employment of, or rendering of services to, the Company that may be relevant under this Section 7.4 shall be made by the Committee in its sole discretion.

                           (c) DEATH OR DISABILITY OF PARTICIPANT. If a
                  Participant shall die while still employed by or rendering services to the Company, then any Option exercisable as of the date of death may be exercised by the Participant's Successor at any time within one (1) year after the date of such Participant's


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                  death (but not beyond the original term of the Option). If the termination is on account of the Participant's having become "disabled", as defined in Section 22(e)(3) of the Code, the Option (to the extent exercisable on the date of termination) may be exercised at any time within one (1) year after such termination date (but not beyond the original term of the Option).

                           (d) TERMINATION OF EMPLOYMENT OR SERVICES. If the
                  employment of, or rendering of services by, a Participant to whom an Option shall have been granted shall terminate, other than as provided in Section 7.4 (a), (b) or (c) hereof, then the Option (to the extent exercisable on the date of termination) may be exercised at any time within three (3) months after the date of such termination of employment or rendering of services to the Company (but not beyond the original term of the Option).

         8.       EXERCISE RIGHTS UNDER OPTION.

                  8.1 EXERCISE OF OPTIONS. Except as otherwise provided in
Section 7.4, an Option may be exercised only while the Employee to whom the Option was granted is in the employ of the Company or of a Subsidiary. Subject to this requirement, and unless otherwise specified by the Committee in the relevant Option Agreement, each Option shall become exercisable with respect to twenty percent (20%) of the total number of Shares subject to the Option one (1) year after the effective date of the grant with the balance of the Option becoming exercisable in twenty percent (20%) increments on each of the next four anniversaries of such date.

                  8.2 NOTICE OF EXERCISE. A Participant entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other information the Committee may prescribe. Except as provided in Section 8.3 below, the notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, with the Committee's approval, in Shares valued at Fair Market Value at the time of exercise or, with the Committee's approval, a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. The notice of exercise of an Option shall be accompanied by the Participant's copy of the Option Agreement evidencing the grant of the Option. All notices or requests provided for herein shall be delivered to the Secretary of the Company.

                  8.3 CASHLESS EXERCISE PROCEDURES. The Committee, in its sole and absolute discretion, may, but shall not be obligated to, establish procedures whereby a Participant, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company. If the Committee so


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elects to establish a cashless exercise program, the Committee shall determine, in its sole and absolute discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

         9. RIGHTS OF OPTION HOLDERS. The holder of an Option shall not have any of the rights of a shareholder with respect to the Shares subject to purchase or issuance under such Option, except to the extent that one or more certificates for such Shares shall be delivered to the holder upon due exercise of the Option.

         10. TRANSFERABILITY OF OPTIONS. An Option shall not be transferable by the Participant, other than by will or the laws of descent and distribution, and such Option may be exercised, during the lifetime of the Participant, only by such Participant, or in the event of the Participant's death or disability, by the Participant's Successor or personal representative. Notwithstanding the forgoing, at the discretion of the Committee, an Option shall be transferable
(i) pursuant to a qualified domestic relations order, as defined in the Code or ERISA or the rules thereunder (except in the case of an Incentive Stock Option if such transfer would be deemed to violate the restrictions on transferability contained in Section 422(b)(5) of the Code under the then current interpretation of such Code section) or (ii) to a Participant's spouse, lineal descendants, spouses of lineal descendants or to a trust for their benefit ("Family Transferees"), at such time as the SEC rules permit Family Transferees to sell Shares under a Registration Statement on Form S-8.

         11. DATE OF GRANT. The date of grant of an Option granted hereunder shall be the date on which the Committee acts in granting the Option, unless otherwise specifically indicated by the Committee as part of its action granting the Option.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or noncash dividends being declared with respect to outstanding Shares or other similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable option prices and all other applicable provisions, subject to the provisions of the Plan, shall be equitably adjusted by the Committee (which adjustment may, but need not, include payment to the holder of an Option, in cash or in Shares, in an amount equal to the difference between the then current Fair Market Value of the Shares subject to such Option, as equitably determined by the Committee, and the option price of such Option) to the extent necessary and in such manner that the benefits of Participants under all then outstanding Options shall be maintained substantially as before the occurrence of such event. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee


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in its sole and absolute discretion. Any such adjustment may provide for the elimination of any fractional Shares which might otherwise become subject to an Option.

         13. TERMINATION OF OPTIONS UPON CHANGE IN CONTROL. Notwithstanding anything to the contrary herein, and except as otherwise specified in the relevant Option Agreement, upon the occurrence of a Change in Control, each Option granted under the Plan shall terminate ninety (90) days after the occurrence of such Change in Control, but, in the event of any such termination, the Option holder shall have the right, commencing at least five (5) days prior to such Change in Control and subject to any other limitation on the exercise of such Option in effect on the date of exercise, to immediately exercise any Option in full, without regard to any vesting limitations, to the extent it shall not have been theretofore exercised.

                  The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion.

         14. OPTION AGREEMENT. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or the shareholders of the Company shall constitute the granting of any Option. An Option shall be granted hereunder at such date or dates as the Committee may determine, subject to the Plan. Whenever the Committee determines to grant an Option, the Chief Executive Officer or President of the Company, or such other person as the Committee appoints, shall forthwith deliver a written Option Agreement which shall have been duly executed by or on behalf of the Company, in such form as the Committee approves, stating the number of Shares subject to an Option, its Term, and the other provisions (including restrictions) and conditions thereof. If the surrender of previously issued Options granted under this Plan, or stock appreciation rights or restricted stock awards previously granted under any other plans of the Company is made a condition of the grant, the notice shall set forth the pertinent details of such condition. Execution of an Option Agreement by the recipient Participant in accordance with the provisions of the Plan shall be a condition precedent to the exercise of any Option.

         15. WITHHOLDING FOR TAXES. The Company shall have the right to require a Participant entitled to receive Shares pursuant to the exercise of an Option under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option. Furthermore, the Company may elect to deduct such taxes from any other amounts payable then or any time thereafter in cash or Shares or other property to the Participant. If the Participant disposes of Shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under Sections 421 and 422 of the Code, the Participant must give the Company written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.


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


         16. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the shareholders of the Company shall be made if shareholder approval under Rule 16b-3 or Section 422 of the Code would be required. Notwithstanding the discretionary authority granted to the Committee in Section 3 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without such holder's consent, under any Option theretofore granted under the Plan.

         17. DELIVERY OF SHARES ON EXERCISE. Delivery of certificates for Shares pursuant to the grant or exercise of an Option may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement (including stock exchange requirements) applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole and absolute discretion, require a Participant to furnish the Company with appropriate representations that he or she is acquiring the Shares as an investment and not with a view to distribution thereof, if the Company, in its sole discretion determines that such representation is required to insure that a resale or other disposition of the Shares would not involve a violation of the Securities Act of 1933, as amended, or of applicable blue sky laws. Any investment representation shall no longer be applicable at any time such representation is no longer necessary for such purposes.

         18. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

         19. OTHER PROVISIONS. As used in the Plan, and in Options and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Options and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

         20. LAW TO GOVERN. This Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

         21. EFFECTIVENESS OF THE PLAN. The Plan was approved by the Company's
shareholders on          , 1998, and became effective on that date. Unless
sooner terminated by the Board, the Plan shall terminate ten (10) years from its effective date and no Options may be granted under the Plan after such termination date. Any Options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and this Plan.


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